SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van") and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Underwriting Agreement dated June 11, 2014 between Sterne, Agee & Leach, Inc., as representative of the several underwriters, and General Finance Corporation

i

Item 1.01 Entry Into a Material Definitive Agreement

On June 11, 2014, Sterne, Agee & Leach, Inc. ("Sterne Agee"), as representative of the several underwriters, and General Finance Corporation ("GFN") entered into that certain Underwriting Agreement (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, GFN agreed to issue and sell to Sterne Agee, as representative of the underwriters (the "Underwriters") listed in the Underwriting Agreement, up to $63,000,000 aggregate principal amount of its 8.125% senior notes due 2021 (the "Firm Securities"), and GFN agreed to grant the Underwriters an option to purchase up to $9,000,000 aggregate principal amount of its 8.125% senior notes due 2021 (the "Optional Notes" and collectively with the Firm Securities, the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of June 18, 2014, as supplemented by the first supplemental indenture. Pursuant to the Underwriting Agreement, GFN must pay the Underwriters an underwriting fee equal to 3.5% of the gross proceeds of the sale of the Notes.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Underwriting Agreement dated June 11, 2014 between Sterne, Agee & Leach, Inc., as representative of the several underwriters, and General Finance Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: June 16, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Underwriting Agreement dated June 11, 2014 between Sterne, Agee & Leach, Inc., as representative of the several underwriters, and General Finance Corporation

3